FINANCIAL RESULTS J A N U A R Y 1 8, 2 0 0 6 Fourth Quarter 2005

Agenda Firm results - 4Q 2006 Outlook Appendix

Fourth Quarter 2005 Earnings Operating earnings per share of $0.73 Card results reflect impact of new bankruptcy legislation Investment Bank - strong IB fees; weak trading results Retail Financial Services - good deposit and account growth Strong earnings growth in Commercial Banking, Treasury & Securities Services and Asset & Wealth Management Merger savings at $2.2bn annualized run rate Capital strength with Tier 1 estimate of 8.5% Stock buyback: $1bn in 4Q05

4Q05 Earnings Comparison Non-Operating Charges (After-Tax)

4Q05 Significant Operating Items

4Q05 Operating Performance Comparison 1 Operating basis excludes merger costs, litigation charges deemed non-operating, card decertification and accounting policy conformity adjustments incurred in 4Q05, 3Q05 and 4Q04 and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Actual numbers for all periods, not over/under

LOB Operating Earnings Comparison

Investment Bank 1 Actual numbers for all periods, not over/under 2 Average Trading and Credit Portfolio VAR Source: Thomson Financial Earnings of $664mm flat YoY and down 38% from strong 3Q IB fees of $1.2 billion are highest since 1Q00, driven primarily by strong advisory and equity underwriting fees Fixed Income Markets reflect weak trading results primarily from poor positioning in U.S. interest rate and commodities markets Equities Markets reflect improvement from prior year trading loss, although lower than a strong 3Q Credit Portfolio reflects higher gains from loan workouts; credit costs continue to benefit from strong credit quality Q4 Compensation to Revenue ratio of 34% reflects year-end adjustments which resulted in a full year ratio of 40%

Retail Financial Services - Business Drivers Key metrics growth YoY Checking accounts up 8% Average total deposits up 3% Branch sales of credit cards up 47% Branch sales of mortgage loans up 107% Distribution growth this quarter Opened 99 new branches ATMs increased by 176 Personal bankers in the branches increased by 348 Retail mortgage salesforce up 121 Credit trends remain good Still reviewing exposures in Katrina- affected areas 1 Prior period amounts have been restated to reflect inactive accounts that should have been closed during those periods

Retail Financial Services Consumer & Small Business Good deposit growth with some margin compression as expected Home Finance Decline in Prime Mortgage QoQ due to seasonality and market Decrease in Home Equity originations QoQ due to rate environment 1 Actual numbers for all periods, not over/under 2 Portfolio repositioning includes the following pre-tax items: - 4Q05: Hybrid ARM mark-to-market of ($120)mm - 3Q05: Loss on transfer of auto loans to held-for-sale of ($43)mm - 4Q04: Gain on sale of Manufactured Housing of $95mm and Hybrid ARM mark-to-market of ($52)mm

Card Services (Managed) 1 Actual numbers for all periods, not over/under Earnings of $302mm down 41% YoY New bankruptcy legislation negatively impacted pre-tax earnings by $650 million, primarily through higher credit costs, but also through reversal of revenue New merchant services agreement results in deconsolidation of Paymentech driving decreases in revenue, expense and pre-tax earnings; no bottom line impact Purchased Sears Canada credit card operation adding 9.7 million new accounts and $1.2 billion in average outstandings

Card Services (Managed) 1 Includes $100mm of Katrina-related provision taken in 3Q05 Revenue up YoY driven by higher loan balances and charge volume, partially offset by lower spread. Continued margin compression QoQ Credit Costs $575mm management estimate of bankruptcy impact in 4Q05 Loan loss allowance unchanged Expense down YoY and QoQ due to merger savings. QoQ decline also driven by lower marketing expense Adjusted for Paymentech deconsolidation and Bankruptcy

Commercial Banking 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Earnings of $289mm up 14% YoY Loans up 7% YoY and 5% QoQ Solid growth across all segments Liability balances up 11% YoY as a result of continued growth in Middle Market sweeps and Real Estate Record revenue of $937mm up 6% YoY driven by wider spreads and higher volume related to liability balances and increased loans across all businesses, partially offset by narrower loan spreads

Treasury & Securities Services 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 Includes an estimated $400 billion of assets under custody from ITS as of 3/31/2005 and an additional estimated $130 billion as of 9/30/2005 4 Excludes ITS assets under custody Record earnings of $300mm Up 107% YoY and 14% QoQ Liability balances up 16% YoY; Assets under custody up 15% YoY4 Revenue up 14% YoY primarily driven by increased product volume and market appreciation, wider liability balance spreads, higher liability balances and the impact of the Vastera acquisition Expense down 4% YoY Pre-tax margin of 29%

Asset & Wealth Management 1 Actual numbers for all periods, not over/under 2 Excludes BrownCo assets under supervision for 4Q05, while prior periods include them 3 Includes two months of BrownCo Earnings of $342mm Up 30% YoY and 9% QoQ Assets under management up 7% YoY; Net asset inflows driven by retail flows from third party distribution primarily in equity-related products, as well as institutional flows in liquidity products Closed sale of BrownCo on Nov. 30th

Corporate 1 Actual numbers for all periods, not over/under Private Equity Gains of $289mm Portfolio of $6.2bn at year end Treasury excluding securities gains/(losses) shows modest improvement as expected Other Corporate includes: $1.3bn pre-tax gain on sale of BrownCo $145mm pre-tax impact of accelerated vesting of out-of- money options $55mm tax benefit related to the American Jobs Creation Act

Capital Strength 1 Estimated for 4Q05 2 There is $1.9B remaining capacity from the $6B authorized by the Board in July 2004.

Agenda Firm results - 4Q 2006 Outlook Overview Lines of Business Appendix

2006 Highlights and Observations Comments assume steady-state economy and implied rate curve Wholesale credit costs trend more toward normalized levels during 2006 On track to achieve $3.0 billion in merger savings Business as usual expense management - ongoing waste-cutting & investing

Expense excluding IB total compensation expected to be flat to 2005 Merger savings will reach annualized run-rate of $2.8 billion in 4Q06 Quality expense growth Acquisitions (Sears Canada - 4Q05, Collegiate Funding Services- est. 1Q06) New branches Marketing Comments on Expense 1 Includes Highbridge, Cazenove, Vastera and Sears Canada. Selected Expense Components

Continue to build fortress balance sheet Tier 1 capital target above 8% 12/31/05 Tier 1 estimate of 8.5% Excess capital generation creates capital flexibility Dividend payout target: 30-40% Stock buyback: $3.4 bn in 2005 Investments in the business Modest increase in risk-weighted assets and risk profile Comments on Capital

Allocated Capital by Line of Business LOB equity represents common shareholders' equity less goodwill Amount of capital for LOB's required to support standalone "A" rating Changes in LOB capital will be deliberate management decision 1 Businesses receive NII credit on allocated capital 2 Represents principal factor for each LOB. Many other factors were taken into account to determine appropriate capital requirements 3 Corporate includes capital allocated to private equity and unallocated capital

Agenda Firm results - 4Q 2006 Outlook Overview Lines of Business Appendix

Investment Bank Performance Target 2006 Outlook Strong IB fee pipeline entering 2006 Better trading revenues in 2006 than 2005; reduced volatility Continued benefit from growth initiatives Decline in Credit Portfolio revenues and higher credit costs 43% compensation/revenue ratio is a reasonable expectation Appropriate versus peers Expense excluding incentives reflect net investments 20% ROE on $20 billion in equity Strive to achieve by 2007

Retail Financial Services Performance Targets 2006 Outlook Retail Financial Services 28-30% ROE with volatility Strive to achieve by 2007 50% Overhead Ratio (ex.CDI) Pressure from ramp-up in new builds Revenue improvement NII runs flat to 4Q05; deposit margin remains under pressure Fee revenue up in branches and mortgage No MSR risk management revenue planned Credit stable Still monitoring Katrina-related exposure Expense up modestly from 2005 level Continued investment in build-out of branches and mortgage business Community Banking New segment; comparable to peers Will include branches, small business, loan portfolio and education Managed against Overhead Ratio Mortgage - managed against ROE Auto - managed against ROE

Card Services Performance Targets 2006 Outlook 3.5% +/- Pre-tax ROO Min pay is a big 2006 swing factor Substantial progress in 2006; strive to achieve in 2007 20% ROE through the cycle As nature of business changes, will convert more to ROE target Expect outstandings and charge volume growth Depends on environment and competition Charge-offs improve in first half from bankruptcy benefit, partially offset by min pay impact in the second half Expense to increase modestly with full year impact of Sears Canada acquisition and continued marketing spend Full annual effect of Paymentech deconsolidation in 2006

Commercial Banking Performance Target 2006 Outlook 50% Overhead Ratio Strive to achieve by end of 2006 Continued growth in loan and liability balances; pressure on lending spreads Credit costs trend more toward normal Slight increase in expense

Treasury & Securities Services Performance Target 2006 Outlook 35% Pre-tax Margin Substantial progress in 2006; strive to achieve in 2007 Slower liability balance growth Continued growth in noninterest revenue Stable expense base - - continue to realize efficiencies

Asset & Wealth Management Performance Target 2006 Outlook 35% Pre-tax Margin while investing for growth Strive to achieve by end of 2006 Continued inflows expected to drive AUM growth Expense to increase due to ongoing investments in growth areas Credit costs trend to more normal levels 2006 does not include BrownCo

Corporate 2006 Outlook Private Equity $300mm/qtr in private equity gains is a reasonable expectation ($1,691mm in 2005) Hard to predict; market-driven; will be lumpy Treasury Treasury NII of ($1.7)bn in 2005 improves by approximately $400mm Lumpy but gradual improvement 2006 NII exit rate of approximately ($1.0)bn Other Corporate ($1.3)bn operating net loss excluding BrownCo in 2005 Improves by $500mm+ in 2006; very lumpy but gradual improvement Includes central tech & ops retained expense, vacant excess real estate, other unallocated corporate expense, pension and other corporate assets and related accounting, etc.

2006 Tech & Ops Major Initiatives Conversion Tri-state market integration (est. Consumer: 3Q06; Wholesale: mid 2007) Lending platforms Deposit systems Check processing Treasury platforms Retail channels Insource core Card processing Commercial lending platform conversions Strategic Data Center migrations Network refresh of major processing centers and large corporate business hubs Domestic/Operational general ledger conversions Corporate Internet Group BankOne.com customer migration CardMemberServices.com customer migration Insource Private Bank Morgan Online (MOL) Customer portal for Treasury Services and Commercial Bank Investments Investment Bank: Credit infrastructure transformation Global equities cash expansion Prime brokerage initiatives Retail Financial Services: Upgrade Loan Origination Systems Implement new mortgage servicing system Treasury & Securities Services: Global Client Access Stability/Scalability (TS) International expansion - Mass Payments (TS) Alternative Investment Platform (WSS) Views Portfolio Reporting (WSS) Expand offshore staffing capabilities

Conclusions Balance sheet continues to strengthen Better capital generation looking forward Less legal uncertainty Good expense control while investing for growth Strong management team World-class franchises Tremendous progress on conversions, technology, branding Still a lot of work to do

Agenda Firm results - 4Q 2006 Outlook Appendix

Higher NII in 2006 Reduced IB non-trading NII NII in RFS flat on average to 4Q05; deposit margin remains under pressure Growth in Card NII on higher outstandings Improvement in Treasury margin Noninterest revenue growth across most LOBs IB trading - expect to do better in 2006 than 2005; reduced volatility Reduction in IB Credit Portfolio Private equity gains $300mm/qtr is a reasonable expectation Hard to predict; market-driven; will be lumpy Do not plan for MSR risk management or treasury securities gains or losses Comments on Revenue

Note: All ratios exclude impact of loans held for sale (a) Card is shown on a managed basis (excludes impact of securitizations) Comments on Credit Allowance for loan losses/loans 12/31/05 Wholesale 1.85% Retail Financial Services 0.75% Card 4.56% ($ in millions) 20041 2005 Net Charge-offs $8,209 $7,595 Change in Allowance ($1,719) ($336) Credit Costs $6,490 $7,259 1 Proforma Basis

Corporate 1 On a proforma basis

2005 Significant Items1 1As previously disclosed 2 Excludes Katrina impact on provision 3 RFS Portfolio repositioning includes the following pre-tax items: - 4Q05: Hybrid ARM's MTM of ($120mm) - 3Q05: Loss on transfer of auto loans to held-for-sale of ($43mm) - 1Q05: Loss on transfer of auto loans to held-for-sale of ($78mm) and gain on sale of RV portfolio of $34mm

Disclaimer This earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, and in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004, of JPMorgan Chase, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http:///www.sec.gov).